INCOME
                                                              OPPORTUNITIES
                                                              FUND 2000, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              June 30, 1999

                      INCOME OPPORTUNITIES FUND 2000, INC.

The Benefits and Risks of Leveraging

Income Opportunities Fund 2000, Inc. is authorized to borrow funds and utilize leverage in amounts not exceeding 33 1/3% of its total assets (including the amount borrowed). The Fund's ability to leverage creates an opportunity for increased net income, but, at the same time, creates special risks. The Fund will only borrow or use leverage when the Investment Adviser believes that it will benefit the Fund. To the extent that the income derived from securities purchased with borrowed funds exceeds the cost of borrowing, the Fund's net income will be greater than if borrowing had not been used.

Conversely, if the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders. In this case, the Fund may nevertheless maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage.

                             Income Opportunities Fund 2000, Inc., June 30, 1999

DEAR SHAREHOLDER

For the six months ended June 30, 1999, Income Opportunities Fund 2000, Inc. earned $0.273 per share income dividends, which included earned and unpaid dividends of $0.044 per share. This represents a net annualized yield of 5.49%, based on a month-end net asset value of $10.02 per share. Over the same period, the Fund's total investment return was +1.83%, based on a change in per share net asset value from $10.07 to $10.02, and assuming reinvestment of $0.229 per share income dividends.

Economic Environment

Gross domestic product (GDP) rose 4.1% in the first quarter of 1999, as robust consumer spending continued to fuel US growth and prop up flagging economies globally. US consumer spending rose 6.8% in the first quarter of 1999, the fastest pace in nearly 15 years. In addition, had the US trade deficit not reached record levels in the quarter, GDP growth would have been reported much higher. Consequently, as a result of excessive growth, inflationary fears entered the financial markets and interest rates rose during the three-month period ended June 30, 1999.

Many sectors of the US economy continued to show strength during the June quarter. In April, new home sales were reported at a 978,000-unit rate, the second highest level ever recorded while vehicle sales in April rose to a 13-year high. The manufacturing sector was strong, and the National Association of Purchasing Managers Index (NAPM), a measure of strength within the manufacturing sector of the US economy, rose to a 19-month high in May. More interestingly, strength within the manufacturing sector appeared to be broad based as every component within the NAPM Index rose in May, with the exception of inventory accumulation. US labor market conditions remain taut. The US unemployment rate continued to decline and hit a 29-year low of 4.2% in May. Significantly, hourly wages rose 0.4% in May and are up 3.6% from a year ago, the first year-over-year increase in 13 months. As a result of these series of strong economic reports, the Federal Reserve Board raised short-term interest rates at its Federal Open Market Committee meeting in June.

Although inflation is currently at a 33-year low, the Federal Reserve Board raised interest rates as a pre-emptive measure to counter potential inflationary pressures resulting from tight labor market conditions. While investors are pricing in two more interest rate hikes, we believe the Federal Reserve Board will remain on hold for the rest of 1999. We believe there is little reason to increase interest rates further. First, with the possible exception of wage pressures, there are no indications other sectors of the economy are experiencing inflationary strains. Second, while many foreign countries have rebounded nicely from last year's global economic turmoil, there are still several countries in the midst of the recovery process. A sharp increase in US interest rates could be detrimental to the global economy. Key economic indicators, which will dictate Federal Reserve Board policy, are employment reports, retail sales reports and consumer price index reports.

Portfolio Matters

On June 30, 1999, the Fund's net asset value was $10.02, down $0.11 from its high reached in mid-April 1999. There are two primary reasons for this decline. First, interest rates moved higher by more than 60 basis points (0.60%), as measured by the two-year US Treasury note. Second, there are growing expectations that the Federal Reserve Board could raise interest rates further. Most securities, including those in which the Fund invests, have their cash flows priced in the marketplace based on expectations of future interest rates. With higher interest rates and expectations that rates will continue to rise, there were significant price declines for many of the Fund's holdings.

As a result of these price declines, the overall portfolio at June 30, 1999 was priced at a slight discount to expected maturity value. As the securities in the Fund approach maturity and prices approach par, we would expect the Fund's net asset value to move upward. In addition, the securities will roll down the steep yield curve (that is, appreciate over time if interest rates remain unchanged), which could further enhance appreciation potential. Since investors are projecting two more interest rate increases, the Fund's net asset value could benefit if the Federal Reserve Board were to deem further interest rates unnecessary.

Although the portfolio is fully leveraged at approximately 50% of net assets, we believe the Fund is well insulated against rising interest rates. This reflects the Fund's balance between London Interbank Offered Rate floaters and short-term issues relative to offsetting inverse floating rate securities and borrowings. (Inverse floaters are securities whose coupons vary inversely with interest rates). In fact, there is some concern about the early run-off of mortgage-related securities and other assets. At current prepayment projections, there will be 75% of the Fund's current investments outstanding as of September 2000 and only 47% by December 2000. This means that the Fund would need to reinvest those assets until the Fund's maturity, perhaps at less than current yields, if interest rates were to move lower, which would cut the Fund's earnings as it moves closer to maturity. However, at this time significantly lower interest rates do not seem likely and we are prepared to better structure the portfolio closer to the termination date.

In Conclusion

We thank you for your investment in Income Opportunities Fund 2000, Inc., and we look forward to reviewing our strategy with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Gregory Mark Maunz

Gregory Mark Maunz
Senior Vice President and
Portfolio Manager

August 9, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Income Opportunities Fund 2000, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.
================================================================================


                                     2 & 3

                             Income Opportunities Fund 2000, Inc., June 30, 1999

SCHEDULE OF INVESTMENTS

                                                                                                                             Percent
                    S&P   Moody's     Face                                                                         Value      of Net
                  Rating  Rating     Amount                          Issue                           Cost        (Note 1a)    Assets
====================================================================================================================================
Adjustable Rate*                                DLJ Commercial Mortgage Corp.:
Mortgage-Backed   NR++++  Aa2     $ 5,000,000     98-ST2A-A2, 5.78% due 11/05/2000               $  5,000,000  $  5,013,281     4.5%
Obligations**--   NR++++  A2        5,000,000     98-ST1A-A3, 5.51% due 12/08/2000+++               5,000,000     4,994,531     4.5
London Interbank  AAA     NR++++    4,909,550   OUC Commercial Mortgage Securities Inc., 98-1-A,
Offered Rate                                    7.116% due 1/27/2028 (a)                            4,934,520     4,909,550     4.4
Indexed           A       BBB+++      163,584   Resolution Trust Corporation, REMIC (5) 91-M4-B,
Obligations                                     7.125% due 2/25/2020 (a)                              165,821       163,583     0.2
                                                Sears Mortgage Securities Corporation, REMIC
                                                (5)(b):
                  AAA     A1        1,614,739     91-MA-A2, 6.276% due 11/25/2021                   1,617,428     1,620,504     1.5
                  AA+     Aaa       1,014,900     92-18B-A2, 6.773% due 9/25/2022 (1)               1,019,799       998,976     0.9
                  NR++++  A1          766,333     92-2A-A1, 7.107% due 12/25/2024                     773,574       766,234     0.7
                  ------------------------------------------------------------------------------------------------------------------
                                                Total Investments in Adjustable Rate
                                                Mortgage-Backed Obligations--London Interbank
                                                Offered Rate Indexed Obligations                   18,511,142    18,466,659    16.7
====================================================================================================================================
Fixed Rate        AAA++   Aaa         670,216   American Southwest Financial Securities Corp.,
Mortgage-Backed                                 95-C1-A1A, 7.30% due 10/17/2001                       676,786       670,216     0.6
& Asset-Backed    AAA     Aaa       3,000,000   Americredit Automobile Receivables Trust,
Obligations**                                   99-B-A2, 5.304% due 10/12/2002                      3,000,000     2,993,190     2.7
                                                Arcadia Automobile Receivables Trust:
                  AAA     Aaa       7,991,496     98-E-A1, 5.429% due 7/15/2002 (1)                 7,991,496     7,962,776     7.2
                  AAA     Aaa       5,550,000     98-A-A3, 5.90% due 11/15/2002                     5,575,614     5,563,764     5.0
                  AAA     Aaa       5,000,000   Banc One Credit Card Master Trust, 95-B-A,
                                                6.30% due 10/15/2002                                5,073,038     5,034,000     4.5
                  NR++++  A2       10,000,000   CS First Boston Mortgage Securities Corp.,
                                                98-FL1-D, 6.156% due 12/10/2000 (6)                 9,983,594     9,925,000     9.0
                  AAA     Aaa       5,000,000   Chemical Master Credit Card Trust 1, 95-2-A,
                                                6.23% due 6/15/2003                                 5,071,646     5,029,350     4.5
                                                Federal Home Loan Mortgage Association, Pool:
                  NR++++  NR++++      198,348     M80294, 5% due 10/01/2000                           191,375       191,225     0.2
                  NR++++  NR++++      393,351     L90202, 5.50% due 12/01/2000                        386,099       389,497     0.4
                                                Federal Home Loan Mortgage Corporation, REMIC
                                                (1)(5):
                  NR++++  NR++++    5,866,197     1332-KC, 8% due 5/15/2001                         6,029,582     5,972,856     5.4
                  NR++++  NR++++    8,924,502     1627-PZ, 5.60% due 8/15/2017 (b)                  8,932,794     8,905,493     8.0
                                                Federal National Mortgage Association, Pool:
                  NR++++  NR++++      326,565     199718, 5.50% due 8/01/2000                         318,963       323,535     0.3
                  NR++++  NR++++      243,395     227383, 5.50% due 9/01/2000                         237,424       241,136     0.2
                  NR++++  NR++++      208,172     50932, 5.50% due 11/01/2000                         202,838       206,240     0.2
                  NR++++  NR++++      287,163     241824, 5.50% due 12/01/2000                        279,759       284,498     0.3
                  NR++++  NR++++      826,257     250038, 5.50% due 4/01/2001 (1)                     803,277       818,590     0.7
                  NR++++  NR++++    3,071,093     73181, 7.14% due 9/01/2002 (1)                    3,051,898     3,099,224     2.8
                                                Federal National Mortgage Association, REMIC
                                                (1)(5):
                  NR++++  NR++++    5,265,350     94-M2-A, 6.625% due 2/25/2001                     5,165,841     5,289,728     4.8
                  NR++++  NR++++    1,991,586     97-7-PK, 6.50% due 10/18/2017 (a)                 1,991,871     1,994,052     1.8
                  AAA     Aaa       5,825,000   Ford Credit Auto Owner Trust, 98-B-A3, 5.85%
                                                due 10/15/2001                                      5,822,270     5,836,067     5.3
                  AAA     AAA+      5,000,000   GE Capital Mortgage Services, Inc., REMIC (5)
                                                98-9-A1, 6.50% due 6/25/2028 (1)(b)                 5,007,652     5,012,900     4.5
                                                Kidder Peabody Acceptance Corp., REMIC (5)(b):
                  AA      AA++      2,000,000     94-C1-B, 6.85% due 2/01/2006                      2,011,096     2,022,740     1.8
                  NR++++  A++       4,000,000     94-C1-C, 7% due 2/01/2006                         4,023,286     4,054,560     3.7
                                                PNC Mortgage
                                                Securities Corp., CMO (1)(4)(b):
                  AAA     Aaa       3,298,347     97-6-A1, 6.49% due 10/25/2026                     3,297,935     3,239,066     2.9
                  AAA     AAA++     5,250,000     98-6-1A3, 6.40% due 9/25/2028                     5,256,555     5,240,655     4.7
                  AAA     AA+++     5,000,000   Sawgrass Finance LLC, 93-1-A, 6.45% due
                                                1/20/2006 (1)(b)                                    5,059,152     5,025,300     4.5
                  AAA     AAA++    10,544,562   Vornado Finance Corp., CMO (4), 6.36% due
                                                12/01/2000+++                                       9,780,580    10,442,411     9.4
                  AAA     Aaa       5,000,000   WFS Financial Owner Trust, 99-A-A3, 5.55% due
                                                2/20/2003 (b)                                       4,996,004     4,973,438     4.5
                  NR++++  A3        5,725,725   World Omni Automobile Lease Securitization
                                                Corp., 97-B-B, 6.46% due 11/25/2003 (b)             5,738,888     5,747,998     5.2
                  ------------------------------------------------------------------------------------------------------------------
                                                Total Investments in Fixed Rate Mortgage-Backed
                                                & Asset-Backed Obligations                        115,957,313   116,489,505   105.1
====================================================================================================================================
Derivative                                      Federal National Mortgage Association, REMIC
Mortgage-Backed                                 (5)(b):
Obligations**--   NR++++  NR++++    2,424,397     93-221-JD, 6% due 11/25/2006                        183,506       120,413     0.1
Interest Only (2) NR++++  NR++++    4,014,167     94-23-PN, 6% due 7/25/2017                          249,607       193,198     0.2
                  NR++++  Aaa      16,175,815   Fund America Investors Corporation II, CMO (4)
                                                93-E-SIO, 0.50% due 9/25/2023 (b)                     366,525        52,529     0.0
                                                                                                 ------------  ------------   -----
                                                                                                      799,638       366,140     0.3
====================================================================================================================================
Derivative        NR++++  NR++++       61,361   Federal Home Loan Mortgage Corporation, REMIC
Mortgage-Backed                                 (5) 1330-I, 10.92% due 9/15/1999                       57,986        61,898     0.1
Obligations**--   NR++++  NR++++    9,150,000   Federal National Mortgage Association, REMIC
Inverse                                         (5) 93-227-S, 5.074% due 12/25/2000 (1)             6,567,281     8,702,395     7.8
Floaters (3)                                                                                     ------------  ------------   -----
                                                                                                    6,625,267     8,764,293     7.9
====================================================================================================================================
                                                Total Investments in Derivative
                                                Mortgage-Backed Obligations                         7,424,905     9,130,433     8.2
====================================================================================================================================
                                                Total Investments in Mortgage-Backed &
                                                Asset-Backed Obligations                          141,893,360   144,086,597   130.0
====================================================================================================================================


                                      4 & 5

                             Income Opportunities Fund 2000, Inc., June 30, 1999

SCHEDULE OF INVESTMENTS (concluded)

                                                                                                                             Percent
                    S&P   Moody's     Face                                                                         Value      of Net
                  Rating  Rating     Amount                          Issue                           Cost        (Note 1a)    Assets
====================================================================================================================================
Corporate Bonds   BBB     Baa3    $ 5,000,000   AT & T Capital Corporation, 6.346% due
                                                6/07/2000 (6)                                    $  5,000,000  $  5,000,000     4.5%
                                                Associates Corporation of North America:
                  AA-     Aa3       2,150,000     5.60% due 1/15/2001 (Callable)                    2,141,808     2,134,563     1.9
                  AA-     Aa3       5,000,000     6% due 6/15/2001                                  4,989,000     4,981,250     4.5
                  AAA     Aaa         750,000   General Electric Capital Corporation, 5.19% due
                                                1/16/2001                                             744,292       741,750     0.7
                  A       A3        3,625,000   New Century Energies, 6.24% due 11/27/2000          3,654,212     3,627,972     3.3
                  ------------------------------------------------------------------------------------------------------------------
                                                Total Investments in Corporate Bonds               16,529,312    16,485,535    14.9
====================================================================================================================================
                                                Total Investments                                $158,422,672   160,572,132   144.9
                                                                                                 ============
                                                Liabilities in Excess of Other Assets                           (49,774,592)  (44.9)
                                                                                                               ------------   -----
                                                Net Assets                                                     $110,797,540   100.0%
                                                                                                               ============   =====
====================================================================================================================================

            Average life estimates are made using realistic prepayment assumptions. Actual maturities could differ from those estimates.
            Corresponding average life estimates for bonds are as follows:
      (a)   Less than 1 year.
      (b)   1-3 years.
      (1)   Security represents collateral in connection with Reverse Repurchase
            Agreements (Note 5).
      (2)   Securities that receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
      (3)   Instruments with variable or floating interest rates that move in the opposite direction of short-term interest rates.
      (4)   Collateralized Mortgage Obligation (CMO).
      (5)   Real Estate Mortgage Investment Conduits (REMICs) are identified by the year created, series issued and the particular tranche.
      (6)   Floating rate note.
      *     Adjustable Rate Mortgage-Backed Obligations have coupon rates, which reset periodically to reflect changes in a referenced interest rate.
      **    Mortgage-Backed & Asset-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
      +     Rating of issue is by Fitch Investors Service.
      ++    Rating of issue is by Duff & Phelps.
      +++   The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
      ++++  Not Rated.

            See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                As of June 30, 1999
=================================================================================================================================
Assets:         Investments, at value (identified cost--$158,422,672) (Note 1a) .....................                $160,572,132
                Receivables:
                  Principal paydowns ................................................................ $  2,774,878
                  Interest ..........................................................................    1,104,044      3,878,922
                                                                                                      ------------
                Prepaid expenses and other assets ...................................................                       7,355
                                                                                                                     ------------
                Total assets ........................................................................                 164,458,409
                                                                                                                     ------------
=================================================================================================================================
Liabilities:    Payables:
                  Reverse repurchase agreements (Note 5) ............................................   52,666,000
                  Custodian bank (Note 1h) ..........................................................      389,863
                  Interest expense (Note 5) .........................................................      263,158
                  Investment adviser (Note 2) .......................................................       27,415     53,346,436
                                                                                                      ------------
                Accrued expenses and other liabilities ..............................................                     314,433
                                                                                                                     ------------
                Total liabilities ...................................................................                  53,660,869
                                                                                                                     ------------
=================================================================================================================================
Net Assets:     Net assets ..........................................................................                $110,797,540
                                                                                                                     ============
=================================================================================================================================
Capital:        Capital stock, $.10 par value, 200,000,000 shares authorized ........................                $  1,105,773
                Paid-in capital in excess of par ....................................................                 106,408,040
                Undistributed investment income--net ................................................                   3,016,400
                Accumulated realized capital losses on investments--net (Note 6) ....................                  (1,882,133)
                Unrealized appreciation on investments--net .........................................                   2,149,460
                                                                                                                     ------------
                Net assets--Equivalent to $10.02 per share based on 11,057,727 shares outstanding
                (market price--$9.8125) .............................................................                $110,797,540
                                                                                                                     ============
=================================================================================================================================

            See Notes to Financial Statements.


                                     6 & 7

                             Income Opportunities Fund 2000, Inc., June 30, 1999

STATEMENT OF OPERATIONS

                     For the Six Months Ended June 30, 1999
===========================================================================================================================
Investment Income    Interest and amortization of premium and discount earned .............                    $  4,807,609
(Note 1e):           Other ................................................................                          76,627
                                                                                                               ------------
                     Total income .........................................................                       4,884,236
                                                                                                               ------------
===========================================================================================================================
Expenses:            Interest expense (Note 5) ............................................   $  1,358,118
                     Investment advisory fees (Note 2) ....................................        163,117
                     Professional fees ....................................................         41,164
                     Accounting services (Note 2) .........................................         35,860
                     Trustees' fees and expenses ..........................................         19,701
                     Transfer agent fees ..................................................         17,216
                     Printing and shareholder reports .....................................         11,839
                     Custodian fees .......................................................          6,992
                     Pricing fees .........................................................          2,042
                     Other ................................................................         18,401
                                                                                              ------------
                     Total expenses .......................................................                       1,674,450
                                                                                                               ------------
                     Investment income--net ...............................................                       3,209,786
                                                                                                               ------------
===========================================================================================================================
Realized &           Realized gain on investments--net ....................................                         528,512
Unrealized Gain      Change in unrealized appreciation on investments--net ................                      (1,736,937)
(Loss) on                                                                                                      ------------
Investments          Net Increase in Net Assets Resulting from Operations .................                    $  2,001,361
(Notes 1c, 1e & 3):                                                                                            ============
===========================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the Six       For the
                                                                                              Months Ended      Year Ended
                                                                                                June 30,       December 31,
                     Increase (Decrease) in Net Assets:                                           1999             1998
===========================================================================================================================
Operations:          Investment income--net ...............................................   $  3,209,786     $  6,614,836
                     Realized gain on investments--net ....................................        528,512          147,234
                     Change in unrealized appreciation on investments--net ................     (1,736,937)         517,607
                                                                                              ------------     ------------
                     Net increase in net assets resulting from operations .................      2,001,361        7,279,677
                                                                                              ------------     ------------
===========================================================================================================================
Dividends to         Investment income--net ...............................................     (2,533,945)      (6,795,858)
Shareholders                                                                                  ------------     ------------
(Note 1f):           Net decrease in net assets resulting from dividends to shareholders ..     (2,533,945)      (6,795,858)
                                                                                              ------------     ------------
===========================================================================================================================
Net Assets:          Total increase (decrease) in net assets ..............................       (532,584)         483,819
                     Beginning of period ..................................................    111,330,124      110,846,305
                                                                                              ------------     ------------
                     End of period* .......................................................   $110,797,540     $111,330,124
                                                                                              ============     ============
===========================================================================================================================
                   * Undistributed investment income--net .................................   $  3,016,400     $  2,340,559
                                                                                              ============     ============
===========================================================================================================================

            See Notes to Financial Statements.


                                      8 & 9

                             Income Opportunities Fund 2000, Inc., June 30, 1999

STATEMENT OF CASH FLOWS

                   For the Six Months Ended June 30, 1999
=================================================================================================================================
Cash Provided by   Net increase in net assets resulting from operations ..........................................   $  2,001,361
Operating          Adjustments to reconcile net increase in net assets resulting from
Activities:        operations to net cash provided by operating activities:
                     Increase in receivables .....................................................................       (170,445)
                     Increase in other liabilities ...............................................................        336,942
                     Realized and unrealized loss on investments--net ............................................      1,208,425
                     Amortization of premium and discount--net ...................................................        266,588
                                                                                                                     ------------
                   Net cash provided by operating activities .....................................................      3,642,871
                                                                                                                     ------------
=================================================================================================================================
Cash Used for      Proceeds from principal payments and sales of long-term securities ............................     59,373,851
Investing          Purchases of long-term securities .............................................................    (79,197,114)
Activities:        Purchases of short-term investments ...........................................................   (224,216,522)
                   Proceeds from sales and maturities of short-term investments ..................................    228,096,117
                                                                                                                     ------------
                   Net cash used for investing activities ........................................................    (15,943,668)
                                                                                                                     ------------
=================================================================================================================================
Cash Provided by   Cash receipts from borrowings .................................................................     48,250,584
Financing          Cash payments on borrowings ...................................................................    (32,870,000)
Activities:        Dividends paid to shareholders ................................................................     (3,086,830)
                                                                                                                     ------------
                   Net cash provided by financing activities .....................................................     12,293,754
                                                                                                                     ------------
=================================================================================================================================
Cash:              Net decrease in cash ..........................................................................         (7,043)
                   Cash at beginning of period ...................................................................          7,043
                                                                                                                     ------------
                   Cash at end of period .........................................................................   $          0
                                                                                                                     ============
=================================================================================================================================
Cash Flow          Cash paid for interest ........................................................................   $  1,610,174
Information:                                                                                                         ============
=================================================================================================================================

            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                             For the
                                                                                Six
                                                                              Months                 For the Year Ended
                   The following per share data and ratios have been derived   Ended                     December 31,
                   from information provided in the financial statements.    June 30,     -----------------------------------------
                   Increase (Decrease) in Net Asset Value:                     1999+        1998+      1997+      1996+      1995
===================================================================================================================================
Per Share          Net asset value, beginning of period .................... $  10.07     $  10.02   $   9.87   $   9.83   $   8.51
Operating                                                                    --------     --------   --------   --------   --------
Performance:         Investment income--net ................................      .29          .60        .62        .63        .60
                     Realized and unrealized gain (loss) on investments--
                     net ...................................................     (.11)         .06        .17       (.03)      1.27
                                                                             --------     --------   --------   --------   --------
                   Total from investment operations ........................      .18          .66        .79        .60       1.87
                                                                             --------     --------   --------   --------   --------
                   Less dividends from investment income--net ..............     (.23)        (.61)      (.64)      (.56)      (.55)
                                                                             --------     --------   --------   --------   --------
                   Net asset value, end of period .......................... $  10.02     $  10.07   $  10.02   $   9.87   $   9.83
                                                                             ========     ========   ========   ========   ========
                   Market price per share, end of period ................... $ 9.8125     $ 9.6875   $  9.625   $   9.00   $   8.75
                                                                             ========     ========   ========   ========   ========
===================================================================================================================================
Total Investment   Based on market price per share .........................     3.66%++      7.16%     14.47%      9.63%     26.77%
Return:**                                                                    ========     ========   ========   ========   ========
                   Based on net asset value per share ......................     1.83%++      7.00%      8.67%      7.02%     23.42%
                                                                             ========     ========   ========   ========   ========
===================================================================================================================================
Ratios to Average  Expenses, excluding interest expense ....................      .58%*        .57%       .81%       .81%       .89%
Net Assets:                                                                  ========     ========   ========   ========   ========
                   Expenses ................................................     3.08%*       2.96%      3.50%      3.36%      3.90%
                                                                             ========     ========   ========   ========   ========
                   Investment income--net ..................................     5.90%*       5.89%      6.22%      6.46%      6.34%
                                                                             ========     ========   ========   ========   ========
===================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ................ $110,798     $111,330   $110,846   $110,850   $119,328
Data:                                                                        ========     ========   ========   ========   ========
                   Portfolio turnover ......................................    38.75%       56.38%     22.35%    112.97%     32.78%
                                                                             ========     ========   ========   ========   ========
===================================================================================================================================
Leverage:          Amount of borrowings outstanding, end of period (in
                   thousands) .............................................. $ 52,666     $ 37,285   $ 47,733   $ 49,781   $ 53,070
                                                                             ========     ========   ========   ========   ========
                   Average amount of borrowings outstanding during the
                   period (in thousands) ................................... $ 53,700     $ 46,747   $ 51,306   $ 51,951   $ 56,355
                                                                             ========     ========   ========   ========   ========
                   Average amount of borrowings outstanding per share
                   during the period ....................................... $   4.86     $   4.23   $   4.64   $   4.44   $   4.50
                                                                             ========     ========   ========   ========   ========
===================================================================================================================================

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      +     Based on average shares outstanding.
      ++    Aggregate total investment return.

      See Notes to Financial Statements.


                                    10 & 11

                             Income Opportunities Fund 2000, Inc., June 30, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Income Opportunities Fund 2000, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund is anticipated to terminate on or about December 31, 2000. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol IFT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Corporate debt securities, mortgage-backed securities, municipal securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers or by a pricing service approved by the Fund's Board of Directors. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith by and under the direction of the Fund's Board of Directors. Any securities denominated in a currency other than US dollars will be translated into US dollars on the valuation date.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of taxable net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to taxable net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distribution.

(g) Short sales--When the Fund engages in a short-sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the market value of the securities in the segregated account.

(h) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from unprojected payment of net investment income dividends.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.30% of the Fund's average weekly net assets from December 1, 1997 through termination of the Fund.


                                    12 & 13

                             Income Opportunities Fund 2000, Inc., June 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

During the six months ended June 30, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $306 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $79,197,114 and $62,075,026, respectively.

Net realized gains (losses) for the six months ended June 30, 1999 and net unrealized gains as of June 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                        Realized      Unrealized
                                                     Gains (Losses)      Gains
--------------------------------------------------------------------------------
Long-term investments ............................     $ 556,394      $2,149,460
Financial futures contracts ......................       (27,882)             --
                                                       ---------      ----------
Total ............................................     $ 528,512      $2,149,460
                                                       =========      ==========
--------------------------------------------------------------------------------

As of June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $2,149,460, of which $3,096,816 related to appreciated securities and $947,356 related to depreciated securities. The aggregate cost of investments at June 30, 1999 for Federal income tax purposes was $158,422,672.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share.

Shares issued and outstanding during the six months ended June 30, 1999 and the year ended December 31, 1998 remained constant.

5. Reverse Repurchase Agreements:

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with the custodian containing cash, cash equivalents or liquid high grade debt securities having a value at least equal to the repurchase price.

For the six months ended June 30, 1999, the average amount outstanding was approximately $53,700,000 and the daily weighted average interest rate was 5.19%.

6. Capital Loss Carryforward:

At December 31, 1998, the Fund had a net capital loss carryforward of approximately $2,444,000, of which $2,217,000 expires in 2002, $205,000 expires in 2003 and $22,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On July 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.043750 per share, payable on July 30, 1999 to shareholders of record as of July 23, 1999.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Jeffrey B. Hewson, Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of Income Opportunities Fund 2000, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian and Transfer Agent

The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol

IFT


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of Income Opportu-nities Fund 2000, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatil-ity of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield.

Income Opportunities
Fund 2000, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16523--6/99

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